UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

October 30, 2017

Date of Report (Date of earliest event reported)

SYNAPTICS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-49602	77-0118518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1251 McKay Drive

San Jose, California 95131

(Address of Principal Executive Offices) (Zip Code)

(408) 904-1100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Severance Policies

(e)    On October 30, 2017, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Synaptics Incorporated (the “Company”) approved revisions to the Company’s Severance Policy for Principal Executive Officers and the Company’s Change of Control Severance Policy for Principal Executive Officers. Among other changes, the Severance Policy for Principal Executive Officers includes modifications that: (i) conform the definition of “Change of Control” to the definition contained in the Company’s Change of Control Severance Policy for Principal Executive Officers; and (ii) eliminate the one-year tenure requirement for covered executives. Among other changes, the Change of Control Severance Policy for Principal Executive Officers includes modifications that: (i) increase the payouts upon termination from (x) 150% of base salary and target bonus for the CEO to 200% and (y) 100% of base salary and target bonus to 150% for other covered executives; (ii) eliminate the one-year tenure requirement for covered executives; and (iii) change the commencement of the change of control period from the date of closing of a change of control transaction to the date that is three months prior to the closing of a change of control transaction. The Committee also designated all senior executive officers of the Company, including all of the Company’s named executive officers, as covered executives under both policies.

Long Term Incentive Plan

(e)    On October 30, 2017, the Committee approved certain changes to long term incentive compensation for the Company’s named executive officers for fiscal 2018. The Committee replaced the stock option component of long term incentive compensation for the Company’s named executive officers with Performance Stock Units (“PSUs”), so that in fiscal 2018, the Company will grant to our named executive officers equity compensation in a target value mix of one-third each of PSUs, Deferred Stock Units (“DSUs”), and Market Stock Units (“MSUs”).

The PSUs will vest based on the Company’s achievement of non-GAAP earnings per share (subject to adjustment for certain non-recurring items and events) for the four quarter period ending in December 2018, and any earned PSUs will be subject to service-based vesting as to 33% of the number of earned PSUs in each of January 2019, October 2019 and October 2020. Our named executive officers may earn between 0% and 200% of the target number of PSUs granted. Upon a change in control of the Company, the PSUs will be deemed earned at target levels, with the resulting number of PSUs remaining subject to the service-based vesting terms described above.

The Committee also changed the benchmark against which Company total shareholder return (“TSR”) is measured for purposes of calculating performance under the MSUs going forward. Beginning in fiscal 2018, Company TSR will be measured against the S&P Semiconductor Select Industry Index TSR instead of the Philadelphia Semiconductor Index TSR.

Amended and Restated 2010 Incentive Compensation Plan

(e)    As described in Item 5.07 below, we held our 2017 Annual Meeting of Stockholders (the “Annual Meeting”) on October 31, 2017. At the Annual Meeting, our stockholders approved an amendment to the Amended and Restated 2010 Incentive Compensation Plan that provides for an increase of 2,000,000 shares of our common stock authorized for issuance thereunder (the “Amended 2010 Plan”). Our named executive officers are eligible to participate in the Amended 2010 Plan. The Committee most recently approved the Amended 2010 Plan on July 24, 2017, subject to stockholder approval at the Annual Meeting.

A summary of the Amended 2010 Plan is set forth in our definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on September 12, 2017. That summary and the above description of the Amended 2010 Plan do not purport to be complete and are qualified in their entirety by reference to the Amended 2010 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On October 31, 2017, we held our Annual Meeting of Stockholders. On the record date of September 5, 2017, there were 33,734,959 shares of our common stock outstanding and entitled to vote at the Annual Meeting. The number of shares of common stock present at the meeting, in person or by proxy, was 30,230,312 or 89.6% of the outstanding shares. At the meeting, the following proposals were submitted to a vote of our stockholders, with the final voting results indicated below:

Proposal One: Election of Directors. Our stockholders elected the following Class 3 directors, each to serve until our Annual Meeting of Stockholders in 2020 or until their successors have been elected and qualified.

Director	For	Against	Abstain	Broker Non-Votes
Francis F. Lee	23,042,830	1,909,349	26,388	5,251,745
Nelson C. Chan	23,308,490	1,138,491	531,586	5,251,745

Richard L. Sanquini	22,337,531	2,109,251	531,785	5,251,745

Proposal Two: Say-on-Pay. Our stockholders voted to approve the compensation of our named executive officers for fiscal year 2017.

For	Against	Abstain	Broker Non-Votes
22,943,810	2,003,839	30,918	5,251,745

Proposal Three: Say-on-Frequency. Our stockholders voted to approve the Company to seek future advisory votes on the compensation of our named executive officers every year.

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
22,133,969	30,443	2,253,178	560,977	5,251,745

Based on these results, and consistent with our Board’s recommendation, our Board has determined that the Company will hold an advisory vote on executive compensation every year.

Proposal Four: Ratification of the Appointment of KPMG LLP. Our stockholders ratified the appointment of KPMG LLP, an independent registered public accounting firm, as the independent auditor of our company for the fiscal year ending June 30, 2018.

For	Against	Abstain	Broker Non-Votes
29,826,924	342,024	61,364	—

Proposal Five: Approval of the Amended and Restated 2010 Incentive Compensation Plan. Our stockholders voted to approve an amendment to the amended and restated 2010 Incentive Compensation Plan.

For	Against	Abstain	Broker Non-Votes
20,590,804	4,360,333	27,430	5,251,745

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan, as amended effective on October 31, 2017

EXHIBIT INDEX

Exhibit No.	Description

10.1	Synaptics Incorporated Amended and Restated 2010 Incentive Compensation Plan, as amended effective on October 31, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNAPTICS INCORPORATED

Date: November 3, 2017	By:	/s/ John McFarland
John McFarland
Senior Vice President, General Counsel and Secretary